SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 28, 2002 (January 18, 2002)

BANCORPSOUTH, INC.

(Exact Name of Registrant as Specified in its Charter)

Mississippi	1-12991	64-0659571

(State or Other	(Commission File	(I.R.S. Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

One Mississippi Plaza
Tupelo, Mississippi 38804

(Address of Principal Executive Offices) (Zip Code)

(662) 680-2000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT
JUNIOR SUBORDINATIED INDENTURE
JUNIOR SUBORDINATED DEBT SECURITY SPECIMEN
SECOND AMENDED & RESTATED TRUST AGREEMENT
TRUST PREFERRED SECURITY CERTIFICATE
TRUST PREFERRED SECURITIES GUARANTEE AGREEMENT
OPINION OF WALLER LANSDEN DORTCH & DAVIS PLLC
PRESS RELEASE

Item 5. Other Events

     On January 18, 2002, BancorpSouth, Inc. (the “Company”) executed an Underwriting Agreement with Salomon Smith Barney, A.G. Edwards & Sons, Inc., Morgan Stanley & Co., Stephens Inc., and Stifel, Nicolaus & Company, Incorporated for the issuance and sale of $125,000,000 of 8.15% Trust Preferred Securities of BancorpSouth Capital Trust I pursuant to the Registration Statement on Form S-3 (File No. 333-72712) (the “Registration Statement”).

     On January 28, 2002, the Company will execute an Indenture and a Guarantee Agreement, forms of which were filed as exhibits to the Registration Statement.

     On January 28, 2002, BancorpSouth, Inc. issued a press release announcing the issuance of 5,000,000 shares of 8.15% Trust Preferred Securities (TruPS®), $25 face value per share, due January 28, 2032, callable at the option of BancorpSouth on or after January 28, 2007. The offerings will be lead managed by Salomon Smith Barney Inc.

     Certain statements contained in this current report on Form 8-K may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would” or “intend.” These forward-looking statements include, without limitation, those relating to the use of proceeds from the issuance of the Trust Preferred Securities and the listing of the Trust Preferred Securities on the New York Stock Exchange.

     We caution you not to place undue reliance on the forward-looking statements contained in this current report on Form 8-K in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, laws and regulations affecting financial institutions, the ability of BancorpSouth to compete with other financial services companies, changes in BancorpSouth’s operating or expansion strategy, geographic concentration of BancorpSouth’s assets, availability of and costs associated with obtaining adequate and timely sources of liquidity, other factors generally understood to affect the financial results of financial services companies, and other factors described from time to time in BancorpSouth’s filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Item 7. Financial Statements and Exhibits.

     (c)  See Exhibit Index

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ L. Nash Allen, Jr. L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date: January 28, 2002

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

1.3	Underwriting Agreement related to Trust Preferred Securities.

4.8	Junior Subordinated Indenture.

4.11	Junior Subordinated Debt Security Specimen.

4.13	Second Amended and Restated Trust Agreement of BancorpSouth Capital Trust I.

4.24	Trust Preferred Security Certificate for BancorpSouth Capital Trust I.

4.25	Trust Preferred Securities Guarantee Agreement relating to BancorpSouth Capital Trust I.

8.1	Opinion of Waller Lansden Dortch & Davis, PLLC, as to certain federal income tax matters.

99.1	Press Release issued on January 28, 2002 by BancorpSouth, Inc.